Exhibit 10.13

PERINI CORPORATION

FIRST AMENDMENT

THIS FIRST AMENDMENT (this “Amendment”) is entered into as of February 23, 2009, with an effective date of December 31, 2008 (the “Effective Date”), by and among PERINI CORPORATION, a Massachusetts corporation (“Borrower”), with its chief executive office at 73 Mt. Wayte Avenue, Framingham, Massachusetts 01701, the Guarantors party hereto, BANK OF AMERICA, N.A., as Administrative Agent (“Agent”), and the Lenders under the Credit Agreement, as defined below. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as defined below.

R E C I T A L S

WHEREAS, Borrower, Guarantors, Agent and the Lenders have previously entered into a Third Amended and Restated Credit Agreement dated as of September 8, 2008, as amended by a Joinder Agreement dated February 13, 2009 executed by Daniel J. Keating Construction Company (as amended, the “Credit Agreement”);

WHEREAS, Borrower has requested certain modifications to the Credit Agreement, including, inter alia, an extension of the maturity date for the Supplemental Revolver Loan, and the Lenders have agreed to such modifications as set forth herein;

NOW THEREFORE, in consideration of the foregoing premises and the mutual benefits to be derived by Borrower, Guarantors, Agent and the Lenders from a continuing relationship under the Credit Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

A.    Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

1.         The following defined terms appearing in Section 1.01 of the Credit Agreement (Defined Terms) are hereby amended in their entirety to read as follows:

“Consolidated EBITDA” means, for any period, for Borrower and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus the following to the extent deducted in calculating such Consolidated Net Income: (a) Consolidated Interest Charges for such period, (b) the provision for federal, state, local and foreign income taxes payable for such period, (c) the amount of depreciation and amortization expense for such period, and (d) with respect to any four fiscal quarter period ending on or after December 31, 2008 and on or before September 30, 2009, the amount of any one-time non-cash goodwill impairment charge taken during the fiscal quarter ending December 31, 2008 not to exceed $224,500,000.

“Maximum Supplemental Revolver Commitment” means as of any date of determination thereof, (x) the aggregate amount of the Supplemental Revolver Commitments shown on Schedule 2.01.2 for all Supplemental Revolver Lenders minus (y) the aggregate Dollar amount of any and all reductions in the positions shown on Annex I to Schedule 2.01.2 .

“Supplemental Revolver Maturity Date” means December 31, 2010.

2.         Subsection (a) of the defined term “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

(a) the Revolving Commitment Fee, the fee for Letters of Credit, the Revolving Loans and the Swing Line Loans,

Pricing Tier	Consolidated Leverage Ratio	Revolving Commitment Fee	Letters of Credit	Eurodollar Rate Loans	Base Rate Loans/Swing Line Loans
I	< 1.0	0.50%	1.50%	1.50%	0.50%
II	<1.5 and >1.0	0.50%	1.75%	1.75%	0.50%
III	<2.0 and >1.5	0.50%	2.00%	2.00%	0.75%
IV	<2.5 and >2.0	0.50%	2.25%	2.25%	1.00%

3.         Section 8.11(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

(a)       Consolidated Net Worth. Permit Consolidated Net Worth at any time to be less than the sum of $1,138,050,000, increased on a cumulative basis as of the end of each fiscal quarter of Borrower, commencing with the fiscal quarter ending March 31, 2009 by an amount equal to 50% of Consolidated Net Income (with no deductions for net losses) for the fiscal quarter then ended plus 100% of the amount of all Equity Issuances after December 31, 2008 that increase consolidated shareholders’ equity.

4.         Schedule 2.01.2 to the Credit Agreement (Commitments and Applicable Percentages for Supplemental Revolver Commitments) is hereby deleted and replaced with new Schedule 2.01.2 attached hereto.

B.        Representations and Warranties.  Each Loan Party represents and warrants to Agent and the Lenders that: (a) such Loan Party has the full power and authority to execute, deliver and perform its respective obligations under, the Credit Agreement, as amended by this Amendment, (b) the execution and delivery of this Amendment has been duly authorized by all necessary action of the Board of Directors (or equivalent) of such Loan Party; (c) after giving effect to this Amendment, the representations and warranties contained or referred to in Article VI of the Credit Agreement are true and accurate in all material respects as if such representations and warranties were being made as of the Effective Date except to the extent that such representations and warranties specifically refer to an earlier date; and (d) after giving effect to the amendments to the Credit Agreement set forth herein, no Default or Event of Default has occurred and is continuing.

C.	Other.

1.         This Amendment shall take effect as of the Effective Date upon receipt by Agent of:

(i)	this Amendment duly executed and delivered by Agent, the Lenders, and each Loan Party;

(ii)	a Certificate executed by the Secretary or Assistant Secretary of Borrower with regard to resolutions, organizational matters and officer incumbencies;

(iii)

payment to the Agent, for the pro rata accounts of the Revolving Lenders, of an amendment fee in an aggregate amount equal to 0.20% of the aggregate Revolving Commitments to be debited to Borrower’s demand deposit account number #0236422481 maintained with Bank of America, N.A.; and

(iv)	all costs and expenses (including, without limitation, the reasonable costs and expenses of Agent’s counsel) incurred by Agent in connection with this Amendment and invoiced to Borrower.

2.         This Amendment is executed as an instrument under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflicts of law rules. All parts of the Credit Agreement and any other Loan Document not affected by this Amendment are hereby ratified and affirmed in all respects, provided that if any provision of the Credit Agreement shall conflict or be inconsistent with this Amendment, the terms of this Amendment shall supersede and prevail. Upon the execution of this Amendment, all references to the Credit Agreement in that document, or in any other Loan Document, shall mean the Credit Agreement as amended by this Amendment. Except as expressly provided in this Amendment, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of the Credit Agreement, and, except as specifically provided in this Amendment, the Credit Agreement shall remain in full force and effect. This Amendment may be executed in one or more counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of Borrower, Guarantors, Agent and the Lenders in accordance with Section 11.01 of the Credit Agreement, has caused this Amendment to be executed and delivered by their respective duly authorized officers as of February 23, 2009.

BORROWER:

WITNESS: /s/Tammi Rice Tammi Rice Print Name	PERINI CORPORATION, a Massachusetts corporation By: /s/Susan C. Mellace Name: Susan C. Mellace Title: VP & Treasurer

GUARANTORS:

WITNESS: /s/Tammi Rice Tammi Rice Print Name	PERINI BUILDING COMPANY, INC., an Arizona corporation By: /s/Susan C. Mellace Name: Susan C. Mellace Title: VP & Treasurer
WITNESS: /s/Tammi Rice Tammi Rice Print Name	PERINI ENVIRONMENTAL SERVICES, INC., a Delaware corporation By: /s/Susan C. Mellace Name: Susan C. Mellace Title: Treasurer
WITNESS: /s/Tammi Rice Tammi Rice Print Name	INTERNATIONAL CONSTRUCTION MANAGEMENT SERVICES, INC., a Delaware corporation By: /s/Susan C. Mellace Name: Susan C. Mellace Title: Treasurer

[Signature Page to Perini First Amendment]

WITNESS: /s/Tammi Rice Tammi Rice Print Name	PERINI MANAGEMENT SERVICES, INC., a Massachusetts corporation By: /s/Susan C. Mellace Name: Susan C. Mellace Title: Treasurer
WITNESS: /s/Tammi Rice Tammi Rice Print Name	BOW LEASING COMPANY, INC., a New Hampshire corporation By: /s/Susan C. Mellace Name: Susan C. Mellace Title: Treasurer
WITNESS: /s/Tammi Rice Tammi Rice Print Name	R.E. DAILEY & CO., a Michigan corporation By: /s/Susan C. Mellace Name: Susan C. Mellace Title: VP & Treasurer
WITNESS: /s/Tammi Rice Tammi Rice Print Name	PERINI LAND AND DEVELOPMENT COMPANY, INC., a Massachusetts corporation By: /s/Susan C. Mellace Name: Susan C. Mellace Title: Treasurer
WITNESS: /s/Tammi Rice Tammi Rice Print Name	PARAMOUNT DEVELOPMENT ASSOCIATES, INC., a Massachusetts corporation By: /s/Susan C. Mellace Name: Susan C. Mellace Title: Treasurer

[Signature Page to Perini First Amendment]

WITNESS: /s/Tammi Rice Tammi Rice Print Name	PERCON CONSTRUCTORS, INC., a Delaware corporation By: /s/Susan C. Mellace Name: Susan C. Mellace Title: Treasurer
WITNESS: /s/Tammi Rice Tammi Rice Print Name	PERLAND CONSTRUCTION, INC., a West Virginia corporation By: /s/Susan C. Mellace Name: Susan C. Mellace Title: Treasurer
WITNESS: /s/Tammi Rice Tammi Rice Print Name	JAMES A. CUMMINGS, INC., a Florida corporation By: /s/Susan C. Mellace Name: Susan C. Mellace Title: Treasurer
WITNESS: /s/Tammi Rice Tammi Rice Print Name	CHERRY HILL CONSTRUCTION, INC., a Maryland corporation By: /s/Susan C. Mellace Name: Susan C. Mellace Title: Treasurer
WITNESS: /s/Tammi Rice Tammi Rice Print Name	RUDOLPH AND SLETTEN, INC., a California corporation By: /s/Susan C. Mellace Name: Susan C. Mellace Title: Treasurer

[Signature Page to Perini First Amendment]

WITNESS: /s/John D. Barrett John D. Barrett Print Name	TUTOR-SALIBA LLC, a California limited liability company By: /s/W.B. Sparks Name: W.B. Sparks Title: Senior Vice President
WITNESS: /s/John D. Barrett John D. Barrett Print Name	TUTOR-SALIBA CORPORATION, f/k/a Tutor-Saliba Builders, a California corporation By: /s/W.B. Sparks Name: W.B. Sparks Title: Senior Vice President
WITNESS: /s/John D. Barrett John D. Barrett Print Name	POWERCO ELECTRIC CORP., a California corporation By: /s/W.B. Sparks Name: W.B. Sparks Title: Vice President
WITNESS: /s/John D. Barrett John D. Barrett Print Name	TUTOR HOLDINGS, LLC, a Delaware limited liability company By: /s/W.B. Sparks Name: W.B. Sparks Title: Secretary

[Signature Page to Perini First Amendment]

WITNESS: /s/John D. Barrett John D. Barrett Print Name	TUTOR PACIFIC CONSTRUCTION, LLC, a Delaware limited liability company By: /s/W.B. Sparks Name: W.B. Sparks Title: Vice President
WITNESS: /s/John D. Barrett John D. Barrett Print Name	TUTOR MICRONESIA CONSTRUCTION, LLC, a Delaware limited liability company By: /s/W.B. Sparks Name: W.B. Sparks Title: Secretary
WITNESS: /s/John D. Barrett John D. Barrett Print Name	G.W. MURPHY CONSTRUCTION COMPANY, INC., a Hawaii corporation By: /s/W.B. Sparks Name: W.B. Sparks Title: Vice President
WITNESS: /s/John D. Barrett John D. Barrett Print Name	E.E. BLACK, LIMITED, a Hawaii corporation By: /s/W.B. Sparks Name: W.B. Sparks Title: Vice President

[Signature Page to Perini First Amendment]

WITNESS: /s/John D. Barrett John D. Barrett Print Name	DESERT PLUMBING & HEATING CO., INC., a Nevada corporation By: /s/W.B. Sparks Name: W.B. Sparks Title: Secretary
WITNESS: /s/John D. Barrett John D. Barrett Print Name	TUTOR INVESTMENTS, INC., a Nevada corporation By: /s/W.B. Sparks Name: W.B. Sparks Title: Vice President
WITNESS: /s/John D. Barrett John D. Barrett Print Name	TPC AGGREGATES, LLC, a Nevada limited liability company By: /s/W.B. Sparks Name: W.B. Sparks Title: Vice President
WITNESS: /s/Nancy Swallow Nancy Swallow Print Name	DANIEL J. KEATING CONSTRUCTION COMPANY, a Pennsylvania corporation By: /s/Peter T. Cocchia Name: Peter T. Cocchia Title: VP Finance & Treasurer

[Signature Page to Perini First Amendment]

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent By: /s/Anne M. Zeschke Name: Anne M. Zeschke Title: Vice President
LENDERS:

BANK OF AMERICA, N.A., as a Supplemental Revolver Lender and a Revolving Lender By: /s/Jean S. Manthorne Name: Jean S. Manthorne Title: Senior Vice President
BMO CAPITAL MARKETS FINANCING, INC., as a Revolving Lender By: /s/Scott W. Morris Name: Scott W. Morris Title: Vice President

[Perini First Amendment]

TD BANKNORTH, N.A., as a Revolving Lender By: /s/Jeffrey R. Westling Name: Jeffrey R. Westling Title: Senior Vice President
SOVEREIGN BANK, N.A., as a Revolving Lender By: /s/Greg Batsevitsky Name: Greg Batsevitsky Title: Senior Vice President
COMERICA BANK, as a Revolving Lender By: /s/Farzad Sanei Name: Farzad Sanei Title: Vice President

[Signature Page to Perini First Amendment]